UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K /A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

May 6, 2014
(Date of Report)

US Nuclear Corp.
(Exact Name of Registrant as Specified in its Charter)
Delaware	000-54617	45-4535739
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7051 Eton Avenue, Canoga Park, CA 91303

 (Address of principal executive offices)

Registrant's telephone number, including area code: (818) 883 7043

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Statement

                 This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the registrant on May 7, 2014 to include Exhibit 16.1 which was inadvertently omitted.

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Dismissal of Independent Registered Public Accounting Firm.

On May 6, 2014, US Nuclear Corp. (the “Company”) dismissed Kenne Ruan, CPA, P.C. as the independent registered public accounting firm for the Company effective immediately.

Other than an explanatory paragraph included in Kenne Ruan, CPA, P.C.'s audit reports for the Company's fiscal years ended December 31, 2013 and 2012 relating to the uncertainty of the Company's ability to continue as a going concern, the audit reports of Kenne Ruan, CPA, P.C. on the Company's financial statements for the fiscal years ended December 31, 2013 and 2012 through May 6, 2014, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's 2013 and 2012 fiscal years and through the date of this Current Report on Form 8-K, (1) there were no disagreements with Kenne Ruan, CPA, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Kenne Ruan, CPA, P.C., would have caused Kenne Ruan, CPA, P.C. to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(b) On May 6, 2014, upon approval of the Company’s Board of Directors, the Company engaged Anton & Chia LLP, the Company's independent accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended December 31, 2013 and 2012 through May 6, 2014 neither the Company nor anyone acting on its behalf consulted with Anton & Chia LLP regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by Anton & Chia LLP on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with Kenne Ruan, CPA, P.C. or a reportable event with respect to Kenne Ruan, CPA, P.C. (iii) The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Anton & Chia, LLP concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or (iv) Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document	Location
16.1	Letter from Kenne Ruan, CPA, P.C. dated May 6, 2014, to the Securities and Exchange Commission.	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13 , 2014

US Nuclear Corp. By: /s/ Robert I. Goldstein Robert I. Goldstein President, Chief Executive Officer, Chairman of the Board of Directors

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